                                                                           Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund

On June 3, 2013, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 370 6.100% Tier 2 Notes, due June 10, 2023, issued by Royal Bank of Scotland Group PLC (CUSIP # 780097AY7) (the “Notes”), at a purchase price of $99.859 per Note, including an underwriting discount of $0.450 per Note. The Notes were purchased from RBS Securities, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

ABN Amro

Banca IMI

Bank of America Merrill Lynch

BMO Capital Markets

BNY Mellon Capital Markets, LLC

CIBC

Citigroup Global Markets Inc.

Danske Markets Inc.

Deutsche Bank Securities

HSBC

ING

Lloyds Securities

NabSecurities, LLC

RBC Capital Markets

RBS

TD Securities

UniCredit Bank

Accompanying this statement are materials presented to the Board of Directors of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meetings held on October 30-31, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **06/03/13**
3. Total Net Assets of Account/Fund: **$70,408,178.49**
4. Type and Description of Security to be Purchased: **ROYAL BANK OF SCOTLAND GROUP PLC, 6.100%, 6/10/23**
5. Credit Rating of Security (Rating/Rating Agency **Ba2 Moody's, BB+ S&P, BB- Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **312 RBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,000,000,000**
9. CUSIP: **780097AY7**
10. Amount Purchased by Account/Fund: **370 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.04%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.52%**
13. Purchase Price of Securities (if at par, so state): **99.859**
14. Commission/Spread Received by Principal Underwriters: **.450%**
15. Yield (as applicable): **6.109%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.109%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Standish Mellon Asset Management**

LOB Portfolio Manager Name (Print) David Leduc **Signature** [signature] **Date** 8/8/13

LOB CIO/COO Name (Print) David Horsfall **Signature** [signature] **Date** 8/8/13

Chief Compliance Officer Name (Print) Julia Braithwaite **Signature** [signature] **Date** 8/8/13

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund

On August 1, 2013, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 300 6.500% Tier 2 Capital Notes, due August 8, 2023 issued by Credit Suisse AG (CUSIP # 22546DAA4) (the “Notes”), at a purchase price of $100 per Note, including an underwriting discount of $1.50 per Note. The Notes were purchased from Credit Suisse Securities USA, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

ABN Amro

Banca IMI

Banco Bilbao Vizcaya Argentaria, S.A.

Bank of America Merrill Lynch

Barclays Capital Inc.

BB Securities

BMO Capital Markets

BNY Mellon Capital Markets, LLC

Capital One Securities

CIBC

Citigroup Global Markets Inc.

Commerzbank

Commonwealth Bank of Australia

Credit Suisse Securities USA

Danske Bank

Deutsche Bank Securities

Morgan Stanley

NabSecurities, LLC

Rabobank International

RBC Capital Markets

Santander

Scotiabank

Societe Generale

SunTrust Robinson Humphrey

Swedbank AB

TD Securities

UBS Investment Bank

UniCredit Bank

US Bancorp

Accompanying this statement are materials presented to the Board of Directors of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meetings held on October 30-31, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **08/01/13**
3. Total Net Assets of Account/Fund: **$90,559,466.39**
4. Type and Description of Security to be Purchased: **Credit Suisse AG, 6.50%, 08/08/23**
5. Credit Rating of Security (Rating/Rating Agency **BBB- S&P / BBB+ Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse Securities USA**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **2,500,000,000**
9. CUSIP: **22546DAA4**
10. Amount Purchased by Account/Fund: **300 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.33%**
13. Purchase Price of Securities (if at par, so state): **100.00**
14. Commission/Spread Received by Principal Underwriters: **1.50%**
15. Yield (as applicable): **6.50%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.50%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 9/12/13

LOB CIO/COO Name (Print) David Horsfall Signature [signature] Date 9/12/13

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 9/12/13

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund

On September 4, 2013, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 730 5.300% Notes, due September 15, 2043 issued by CME Group Inc. (CUSIP # 12572QAF2) (the “Notes”), at a purchase price of $99.820 per Note, including an underwriting discount of $0.875 per Note. The Notes were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

Bank of America Merrill Lynch

Barclays Capital Inc.

Blaylock Robert Van, LLC

BMO Capital Markets

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Deutsche Bank Securities

Lloyds Securities

Mitsubishi UFJ Securities

Scotiabank

UBS Investment Bank

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meetings held on October 30-31, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **09/04/13**
3. Total Net Assets of Account/Fund: **$106,743,206.52**
4. Type and Description of Security to be Purchased: **CME Group Inc, 5.30%, 09/15/43**
5. Credit Rating of Security (Rating/Rating Agency **Aa3 Moody's/ AA- S&P**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Barclays Capital**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **750,000,000**
9. CUSIP: **12572QAF2**
10. Amount Purchased by Account/Fund**: 730 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.10%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.68%**
13. Purchase Price of Securities (if at par, so state): **99.820**
14. Commission/Spread Received by Principal Underwriters: **.875%**
15. Yield (as applicable): **5.31%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.31%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : [X]

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature ______ Date 10/16/13

LOB CIO/COO Name (Print) David Horsfall Signature ______ Date 10/16/13

Chief Compliance Officer Name (Print) Julia Braithwaite Signature ______ Date 10/16/13

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund

On September 12, 2013, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 300 6.150% Senior Notes, due September 15, 2043 issued by Reynolds American Inc. (CUSIP # 761713AZ9) (the “Notes”), at a purchase price of $99.553 per Note, including an underwriting discount of $0.875 per Note. The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Credit Suisse

Fifth Third Securities, Inc.

Goldman, Sachs & Co.

J.P. Morgan

Mizuho Securities

PNC Capital Markets LLC

RBC Capital Markets

Scotiabank

The Williams Capital Group, L.P.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meetings held on October 30-31, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **09/12/13**
3. Total Net Assets of Account/Fund: **$110,515,453.40**
4. Type and Description of Security to be Purchased: **Reynolds American Inc., 6.15%, 09/15/43**
5. Credit Rating of Security (Rating/Rating Agency **BBB- S&P / Baa2 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Citigroup Global**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **550,000,000**
9. CUSIP: **761713AZ9**
10. Amount Purchased by Account/Fund: **300 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.05%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.27%**
13. Purchase Price of Securities (if at par, so state): **99.553**
14. Commission/Spread Received by Principal Underwriters: **.875%**
15. Yield (as applicable): **6.178%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.178%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 9/23/13

LOB CIO/COO Name (Print) David Horsfall Signature [signature] Date 9/23/13

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 9/23/13

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	10/11/13

3rd Quarter 2013

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund

On November 19, 2013, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 625 5.000% Fixed Rate Subordinated  Notes, due November 24, 2025, issued by Morgan Stanley (CUSIP # 6174467X1) (the “Notes”), at a purchase price of $99.545 per Note, including an underwriting discount of $0.450 per Note. The Notes were purchased from Morgan Stanley & Co., LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

ANZ Securities

Banca IMI

Barclays Capital Inc.

Blaylock Robert Van, LLC

BMO Capital Markets

BNY Mellon Capital Markets, LLC

Capital One Southcoast

Credit Agricole CIB

Drexel Hamilton

Fifth Third Securities, Inc.

Keybanc Capital Market

Lebenthal & Co., LLC

Lloyds Securities

Mitsubishi UFJ Securities

Morgan Stanley

NabSecurities, LLC

RBS

Regions Securities LLC

Santander

Societe Generale

SunTrust Robinson Humphrey

TD Securities

US Bancorp

Accompanying this statement are materials presented to the Board of Directors of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meetings held on February 19-20, 2014. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **11/19/13**
3. Total Net Assets of Account/Fund: **$ 164,992,312.34**
4. Type and Description of Security to be Purchased: **Morgan Stanley 5.00%, 11/24/25**
5. Credit Rating of Security (Rating/Rating Agency **Moody's Baa3 / S&P BBB+ / Fitch BBB+**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Morgan Stanley % Co., LLC**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **$2,000,000,000**
9. CUSIP: **6174467X1**
10. Amount Purchased by Account/Fund: **625 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.03%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.38%**
13. Purchase Price of Securities (if at par, so state): **99.545**
14. Commission/Spread Received by Principal Underwriters: **.450%**
15. Yield (as applicable): **5.023%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.023%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 12/10/13

LOB CIO/COO Name (Print) David Horsfall Signature [signature] Date 12/11/13

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 12/10/13

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund

On December 16, 2013, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 1,185 6.00% Subordinated Tier 2 Notes, due December 19, 2023, issued by Royal Bank of Scotland Group PLC (CUSIP # 780097AZ4) (the “Notes”), at a purchase price of $99.098 per Note, including an underwriting discount of $0.400 per Note. The Notes were purchased from RBS Securities, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

BMO Capital Markets

BNY Mellon Capital Markets, LLC

Capital One Securities

CIBC

Citigroup Global Markets Inc.

Credit Suisse

Danske Markets Inc.

J.P. Morgan

Mischler Financial Group, Inc.

Morgan Stanley

RBC Capital Markets

RBS

TD Securities

Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Directors of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meetings held on February 19-20, 2014. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **12/16/13**
3. Total Net Assets of Account/Fund: **$183,789,594.48**
4. Type and Description of Security to be purchased: **Royal Bk Scotland Group PLC, 6.00%,12/19/23**
5. Credit Rating of Security (Rating/Rating Agency **Ba2 Moody's / BB+ S&P / BBB- Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **RBS Securities, Inc.**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **2,000,000,000**
9. CUSIP: **780097AZ4**
10. Amount Purchased by Account/Fund: **1,185 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.06%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.64%**
13. Purchase Price of Securities (if at par, so state): **99.098**
14. Commission/Spread Received by Principal Underwriters: **.400%**
15. Yield (as applicable): **6.055%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.055%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Standish Mellon Asset Management**

LOB Portfolio Manager Name (Print) David Leduc **Signature** [signature] **Date** 1/7/14

LOB CIO/COO Name (Print) David Horsfall **Signature** [signature] **Date** 1/13/14

Chief Compliance Officer Name (Print) Julia Braithwaite **Signature** [signature] **Date** 1/13/14

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	1/17/14

4th Quarter 2013